UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2012 (April 12, 2012)

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

San Jose, California 95110-2704

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment of 2003 Equity Incentive Plan

On April 12, 2012, at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment to the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) that increased the available share reserve by 12.39 million shares of the Company’s common stock, increased the maximum number of shares that may be granted as incentive stock options and approved new performance metrics, as described in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 1, 2012 (the “Proxy Statement”). The amendment to the 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the 2003 Plan amendment is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the 2003 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 12, 2012, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

1.  Elect five members of the Board of Directors to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Edward W. Barnholt	350,026,367	39,456,374	231,158	46,735,769
Michael R. Cannon	384,926,891	4,545,870	241,138	46,735,769
James E. Daley	385,292,672	4,198,624	222,603	46,735,769
Charles M. Geschke	383,582,539	5,986,387	144,973	46,735,769
Shantanu Narayen	386,099,145	3,439,803	174,951	46,735,769

2.  Approve the amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
323,723,648	63,613,615	2,376,636	46,735,769

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 30, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
431,487,225	4,481,754	480,689	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,006,856	162,882,163	2,824,880	46,735,769

Item 8.01. Other Events.

On April 12, 2012, Adobe issued a press release announcing that its Board of Directors has approved a new stock repurchase program granting the Company authority to repurchase up to $2.0 billion in common stock through the end of fiscal 2015. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Under our new stock repurchase program, which is designed to return value to our stockholders and minimize dilution from stock issuances, we repurchase shares in the open market and also enter into structured repurchase agreements with third parties. The new stock repurchase program approved by our Board of Directors is substantially similar to our previous program authorizing the repurchase of up to $1.6 billion in common stock through fiscal 2012, which authority has been exhausted.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X
99.1	Press release issued on April 12, 2012 entitled “Adobe Announces Program to Repurchase $2.0 Billion of Stock by End of FY2015”				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 13, 2012	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X
99.1	Press release issued on April 12, 2012 entitled “Adobe Announces Program to Repurchase $2.0 Billion of Stock by End of FY2015”				X